EXHIBIT 23.1


            Consent of Independent Registered Public Accounting Firm

         We consent to the use of our report dated January 12, 2005 in the Annual Report on Form 10-KSB/A for the fiscal year ended September 30, 2004 of Onstream Media Corporation.

                                               /s/ Goldstein Lewin & Co.
                                               -----------------------------
                                               Certified Public Accountants

Boca Raton, Florida
April 12, 2005